UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K12B

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2024

New Era Helium Inc.

(Exact name of registrant as specified in its charter)

Nevada		99-3749880
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4501 Santa Rosa Dr. Midland, TX	79707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-6997

Roth CH Acquisition V Co.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEHC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NEHCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 6, 2024, Roth CH Acquisition V Co., a Delaware corporation (“ROCL”) and New Era Helium Corp., a Nevada corporation (“NEH”), consummated the closing of the transactions contemplated by that certain Business Combination Agreement and Plan of Reorganization, dated as of January 3, 2024 (as amended on June 5, 2024, August 8, 2024, September 11, 2024 and September 30, 2024, the “BCA”), by and among ROCL, Roth CH V Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of ROCL (“Merger Sub”), and NEH.

Upon the terms and subject to the conditions set forth in the BCA and in accordance with the Nevada Revised Statutes and the Delaware General Corporation Law, (i) ROCL merged (the “Redomestication Merger”) with and into a newly formed Nevada corporation named Roth CH V Holdings, Inc. (“Holdings”), a wholly owned subsidiary of ROCL, and Holdings was the survivor of the Redomestication Merger; (ii) Holdings signed a joinder and become a party to the Merger Agreement; and (iii) immediately subsequent to the Redomestication Merger, Merger Sub merged with and into NEH (the “Merger”), with NEH surviving the Merger as a wholly owned subsidiary of Holdings (the “Business Combination”).

As a result of the Redomestication Merger, (A) each issued and outstanding share of ROCL common stock, par value $0.0001 per share (“ROCL Common Stock”) was exchanged for one share of Holdings common stock, par value $0.01 per share (“Holdings Common Stock”), and (B) each issued and outstanding ROCL warrant to purchase one share of ROCL Common Stock at a price of $11.50 per whole share (subject to adjustment) (“ROCL Warrant”) was exchanged for one Holdings warrant to purchase one share of Holdings Common Stock at a price of $11.50 per whole share (subject to adjustment) (“Holdings Warrant”). Upon the closing of the Business Combination, the combined company was named “New Era Helium Inc.” (“NEHI”) and its securities are listed on The Nasdaq Stock Market.

Accordingly, NEHI’s common stock and warrants are deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, by operation of paragraph (a) of Rule 12g-3 thereunder. NEHI hereby reports the succession in accordance with Rule 12g-3(f) under the Exchange Act, on Form 8-K using the EDGAR format type 8-K12B, as notice that NEHI has become a successor issuer to Holdings pursuant to Rule 12g-3(a) under the Exchange Act.

A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description
99.1	Press release dated December 6, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2024

NEW ERA HELIUM INC.

	By:	/s/ E. Will Gray II
	Name:	E. Will Gray II
	Title:	Chief Executive Officer